UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 15, 2026
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
The Board of Directors (the “Board”) of Driven Brands Holdings Inc. (the “Company”) announced an update to the Company’s capital allocation priorities (the “Updated Capital Allocation Priorities”) on September 15, 2026. In connection with the Updated Capital Allocation Priorities, the Company will continue to invest in Take 5 growth, has set a long-term net leverage target of 2-3x Net Debt to Adjusted EBITDA, and the Board approved, effective September 15, 2026 (the “Effective Date”), a $100 million share repurchase authorization (the “Authorization”). Any repurchases under the Authorization may be made by means of open market transactions or otherwise, including pursuant to a repurchase plan administered in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The size and timing of any repurchases will depend on price, market and business conditions, and other factors. A copy of the press release announcing the Updated Capital Allocation Priorities is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information provided pursuant to Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 15, 2026, announcing updated capital allocation priorities
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.
Date: September 15, 2026	By: /s/ Scott O’Melia Name: Scott O’Melia Title: Executive Vice President, Chief Legal Officer, and Secretary